SCHEDULE 14A
                                     (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. N/A)

Filed by the registrant     x
Filed by a party other than the registrant    _
Check the appropriate box:
     _    Preliminary proxy statement
     x    Definitive proxy statement
     _    Definitive additional materials
     _    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                CITIZENS BANCSHARES CORPORATION
       (Name of Registrant as Specified in its Charter)

                     CITIZENS BANCSHARES CORPORATION
        (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     _    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(I)(1), or
          14a-6(j)(2).
     _ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).
     _ Fee computed on table on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

     (1)       Title of each class of securities to which transaction applies:
                              N/A

     (2)       Aggregate number of securities to which transactions applies:
                              N/A

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                              N/A

     (4)       Proposed maximum aggregate value of transaction:
                              N/A

 X Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)       Amount previously paid: April 1,1996

     (2)       Form, schedule or registration statement no.: Def 14A

     (3)       Filing party:Citizens Bancshares Corporation

     (4)       Date filed: April 10, 1996


------------------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.


               CITIZENS BANCSHARES CORPORATION
              175 John Wesley Dobbs Avenue, N.E.
                   Atlanta, Georgia  30303

           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON APRIL 30, 1997


      The annual meeting of shareholders of Citizens Bancshares Corporation (the "Company") will be held on Wednesday, April 30, 1997, at 10:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, N.E., Atlanta, Georgia for the purpose of considering and voting upon:

        1. The election of nine directors to constitute the Board of Directors and to serve until the next annual meeting and until their successors are elected and qualified; and

       2. Such other matters as may properly come before the meeting or any adjournment thereof.

       Only shareholders of record at the close of business on March 1, 1997 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

       A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

       Also enclosed is the Company's 1996 Annual Report to Shareholders, which contains financial data and other information concerning the Company.

                                     By Order of the Board of Directors


                                     Annette G. Petty,
                                     Secretary


  April 9, 1997


  PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.
                 CITIZENS BANCSHARES CORPORATION
               175 John Wesley Dobbs Avenue,  N.E.
                   Atlanta, Georgia  30303

                       PROXY STATEMENT


       This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Citizens Bancshares Corporation
 (the "Company") for use at the annual meeting of shareholders of the Company to be held on April 30, 1997, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting.

       The expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for the forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone or telegraph. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on April 9, 1997.

       Any Proxy given pursuant to this solicitation may be revoked without compliance with any other formalities by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company a notice of revocation or a duly executed Proxy for the same shares bearing a later date.

       The Company will furnish without charge a copy of its Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1996, including financial statements, to any record or beneficial owner of its Common Stock as of March 1, 1997 who requests a copy. Any request for the Annual Report on Form 10-KSB should be in writing and addressed to:

                      Annette G. Petty
                      Secretary
                      Citizens Bancshares Corporation
                      175 John Wesley Dobbs Avenue, N.E.
                      Atlanta, Georgia 30303

  If the person requesting the report was not a shareholder of record on March 1, 1997, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to the Annual Report on Form 10-KSB will also be furnished to shareholders on request and upon the payment of the Company's expense in furnishing the exhibits.


               VOTING SECURITIES AND PRINCIPAL HOLDERS


       The record of shareholders entitled to vote at the annual meeting was taken as of the close of business on March 1, 1997. On that date the Company had outstanding and entitled to vote 1,329,684 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote.

       The following table sets forth certain information concerning the only "persons" (as that term is defined by the Securities and Exchange Commission)
  who are known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, which is its only class of voting securities, as of March 1, 1997, and the ownership of the Company's Common Stock as of that date by all directors and nominees for director and officers of the Company as a group.

                                               Number of Shares
  Name and Address                                  (Percent of Class)

  Herman J. Russell                                     573,601
  504 Fair Street, S.W.                                 (43.1%)
  Atlanta, Georgia  30313

  William G. Anderson                                    32,713
  24535 North Carolina                                   (2.5%)
  Southfield, Michigan  38075

  Thomas E. Boland                                       500 (1)
  Mercer University
  3001 Mercer University Dr.
  Room 1000
  Atlanta, Georgia 30341

  Odie C. Donald                                          N/A
  1100 Peachtree Street, Suite 1000
  Atlanta, Georgia 30309

  Johnnie L. Clark                                       15,953
  2794 Chaucer Drive, S.W.                               (1.2%)
  Atlanta, Georgia  30311

  Norris L. Connally                                     28 (1)
  3033 Continental Colony Pkwy.
  #501
  Atlanta, Georgia  30331

  William L. Gibbs                                    3,584 (1)
  75 Piedmont Ave., N. E.
  Atlanta, Georgia  30303


                                                   Number of Shares
  Name and Address                                (Percent of Class)

  H. Jerome Russell                                   4,800 (1)
  504 Fair Street, S.W.
  Atlanta, Georgia  30313

  R. K. Sehgal                                          500 (1)
  55 Cliffside Crossing
  Atlanta, Georgia 30338

  Annette G. Petty                                      509 (1)
  1940 Penelope St., N.W.
  Atlanta, Georgia  30314

  Edward N. Williams                                    200 (1)
  111 Clavin Way
  Peachtree City, Georgia 30269


  All directors and                                     632,388
  officers as a group                                   (47.6%)
  (11 persons)



  (1)  Less than 1%.


       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and persons who own more than 10% of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended December 31, 1996, all required reports were filed timely.


             NOMINATION AND ELECTION OF DIRECTORS

       The By-Laws of the Company provide that the number of directors on the Board of Directors shall be nine, subject to change as provided in the By-Laws. The term of office for directors continues until the next annual meeting and until their successors are elected and qualified. Provided a quorum is present at the annual meeting, directors shall be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the annual meeting.

       Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as substitute nominee, but in no event will the Proxy be voted for more than nine nominees.
   The management of the Company has no reason to believe that any nominee will not serve if elected. All nine nominees are currently directors of the Company.

           INFORMATION ABOUT NOMINEES FOR DIRECTOR

      The following information as of March 1, 1997 has been furnished by the respective nominees for director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

    Name (Age)                Information about Nominee
  Herman J. Russell
        (66) Chairman of the Board since 1980 and Director since 1972. Mr. Russell is Chairman of the Board of H.J. Russell & Co., a building construction, real estate investment and wholesale building supplies distributor. Mr. Russell is also a director of Georgia Power Company, Wachovia Corporation, First Union
                         Real Estate Equity & Mortgage Investments and
                         Georgia Port Authority.

  William L. Gibbs
        (51) Director since 1993. Mr. Gibbs is President and Chief Executive Officer of Citizens Trust Bank and Citizens Bancshares Corporation.
  William G. Anderson
        (69)            Director since 1993.   Dr. Anderson is Associate Dean of
                        Kirksville College of Medicine, Michigan Region. Dr. Anderson has been a director of Citizens Trust Bank, the Company's wholly-owned subisdiary, since 1974.
  Thomas E. Boland
     (62) Director since 1995. Retired. Former Chairman of the Board of Wachovia Bank of Georgia. Since October, 1995, he has been Special Counsel to the President of Mercer University of Macon and Atlanta.
  Johnnie L. Clark
         (65) Director since 1982. Dr. Clark is a Certified Public Accountant, Consultant and Real Estate Developer. Previously, she served as a Professor of Accounting at Kennesaw State College.

  Norris L. Connally
        (76) Director since 1982. Retired. Mr. Connally was formerly employed by Atlanta Life Insurance Co. as its Senior Vice President/General Auditor.
  Odie C. Donald
      (47) Director since 1996. Mr. Donald is President of BellSouth Mobility, Inc., a cellular telecommunications company, since 1993. He has held various senior managment positions over fifteen years at BellSouth Corporation.
  H. Jerome Russell
       (34)           Director since 1993.  Mr. Russell is President of H.J.
                      Russell & Co. a building construction, real estate investment and wholesale building supplies distributor, and has held this position since October, 1994. Previously, he served as President of City Beverage Co., beer distributor.


  R.K. Sehgal
      (56) Director since 1993. Mr. Sehgal is Vice Chairman and Chief Executive Officer of H.J. Russell and Co., a building construction, real estate investment and wholesale building supplies distributor, and has held this position since December, 1996. He previously served as President and Chief Executive Officer of Williams Group, Inc.


       There are no family relationships between any of the directors, executive officers or any other person nominated by the Board of Directors for election as a director of the Company, except that H. Jerome Russell is the son of Herman J. Russell.


                    EXECUTIVE COMPENSATION

       The Company did not pay any remuneration to its officers in 1996. The following table provides compensation information with respect to the President and Chief Executive Officer of the Company's wholly-owned subsidiary, Citizens Trust Bank (the "Bank"), and the officers of the Bank who were paid more than $100,000 per year in salary and bonuses for services rendered to the Bank during 1994, 1995 and 1996.


                  SUMMARY COMPENSATION TABLE


  Name and Principal                               Other Annual    All Other
  Position                 Year   Salary    Bonus  Compensation  Compensation

  William L. Gibbs         1996  $141,943  $24,000     -          $13,374
   President and           1995   132,096    7,000    6,000           977
   Chief Executive Officer 1994   116,000      --    12,000           911




  Edward N. Williams       1996  $103,500     -        --         16,451
  Senior Exec. Vice
  President and Chief
  Operating Officer




       Mr. Gibbs became President of the Bank on July 1, 1992. Effective January 1, 1993, Mr. Gibbs became President and Chief Executive Officer of the Bank. Mr. Gibbs' compensation as described above was made pursuant to an employment agreement (the "Gibbs Employment Agreement") with the Bank.
  In 1995, Gibbs Employment Agreement was amended and restated to extend the employment term by 36 months. Upon execution of the Amended Gibbs Employment Agreement, the Bank paid Mr. Gibbs $7,000, Pursuant to the Gibbs Employment Agreement, Mr. Gibbs is entitled to an annual salary of $137,000, which is subject to increase annually at the sole discretion of the Board of Directors, and an annual bonus calculated on the basis of performance objectives related to the Bank's return on assets and return on equity. In addition, pursuant to the Gibbs Employment Agreement, the Bank maintains a life insurance policy for Mr. Gibbs, for which the Bank paid $3,799 in premiums in 1996. The Gibbs Employment Agreement also provides that the Bank will provide Mr. Gibbs an automobile and such health and disability insurance and other fringe benefits as the Bank generally makes available to all its employees. The term of the current Gibbs Employment Agreement is three years, beginning on July 1, 1995, and is subject to extension for an additional period by mutual agreement between the Board of Directors and Mr. Gibbs.

      Directors of the Company receive a fee of $300 for each Board of Directors meeting attended.

                         RELATED TRANSACTIONS

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers of the Company and their associates, including corporations of which such officers or directors are shareholders, directors and/or officers, on the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Such transactions have not involved more than the normal risk of collectability or presented other unfavorable features.

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Board of Directors held four meetings during 1996. Overall attendance of such meetings were 82%. All of the directors attended more than 50% of the aggregate of all meetings of the Board of Directors.

       The Company does not have standing audit, nominating or compensation committees.

              INFORMATION CONCERNING THE COMPANY'S ACCOUNTANTS

      Porter Keadle Moore, LLP were the independent certified public accountants for the Company for 1996. Representatives of Porter Keadle Moore, LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company anticipates that Porter Keadle Moore, LLP will be the accountants for the current fiscal year.

                         SHAREHOLDER PROPOSALS

     In accordance with the provisions of Rule 14a-8(a)(3)(i) of the Securities and Exchange Commission, proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting must be received by December 14, 1997 in order to be eligible for inclusion in the proxy statement and form of proxy for that meeting.

               OTHER MATTERS THAT MAY COME BEFORE THE MEETING

      The management of the Company knows of no matters other than those stated above that are to be brought before the meeting. However, if any other matter is presented for consideration and voting, the persons named as proxies in the enclosed Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                                          By Order of the Board of Directors

                                          Annette G. Petty,
                                          Secretary
April 9, 1997





          CITIZENS BANCSHARES PROXY
                              Proxy Solicited on Behalf of the Board of Directors for Annual Meeting of Shareholders

           Citizens Bancshares        The undersigned hereby appoints
           Corporation                Norris L.Connally, Johnnie L. Clark
           P.O. Box 4485              and H. Jerome Russell as Proxies,
           Atlanta, Georgia 30302     each with the power to  appoint his
                                      or her substitute, and hereby
                                      authorizes them to represent and to
                                      vote, as designated below, all the
                                      shares of common stock of Citizens
                                      Bancshares Corporation held on
                                      record by the undersigned on March
                                      1, 1997 at the annual meeting of
                                      shareholders to be held on April
                                      30, 1997 or any adjournment
                                      thereof.



                                         (To be signed on reverse side)





                                  CITIZENS BANCSHARES PROXY

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.
          If no direction is indicated, this proxy will be voted FOR proposal 1.
          To vote in accordance with the Board of Directors' recommendations, just sign below; no boxes need be checked.
          The Board of Directors recommends a vote FOR:
          1. ELECTION OF DIRECTORS:
               Nominees: William G. Anderson, Thomas E. Boland, Johnnie L.
                         Clark, Norris L. Connally, Odie C. Donald, William
                         L. Gibbs, H. Jerome Russell, Herman J. Russell, R.K. Sehgal


           FOR               WITHHELD         FOR, except vote withheld
           from all          from all         from the       following
           nominees         nominees          nominee(s):


          2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.






                                  Signature
                                  Date
                                  Signature
                                  Date

                                  Please sign name(s) exactly as printed
                                  hereon.  If signing as attorney,
                                  administrator, executor, guardian or trustee, please give title as such.